Exhibit 99.1

reAlpha Appoints Former CFO of KKR Real Estate Finance Trust as CFO

DUBLIN, Ohio. (August 21, 2024) – reAlpha Tech Corp. (Nasdaq: AIRE) (“reAlpha” or the “Company”), a real estate technology company developing and commercializing artificial intelligence (“AI”) technologies, today announced the appointment of William Brent Miller as the Company’s Chief Financial Officer (“CFO”), effective as of August 19, 2024, replacing Michael J. Logozzo from his role as Interim Chief Financial Officer. Mr. Miller will assume responsibility for all financial and accounting functions of the Company and will report directly to its President and Chief Operating Officer, Mr. Logozzo.

Mr. Miller brings over 20 years of finance reporting and leadership skills. Before joining the Company, from January 2019 to March 2024, Mr. Miller served as Chief Accounting Officer of Sunlight Financial Holdings Inc. (“Sunlight”), a previously publicly traded technology-enabled point-of-sale finance company that provides homeowners with financing for the installation of residential solar systems and other home improvements. Mr. Miller managed Sunlight’s financial reporting, accounting policy and procedures and internal controls.

Prior to Sunlight, from October 2015 to March 2018, Mr. Miller served as Chief Financial Officer and Treasurer of KKR Real Estate Finance Trust Inc., a commercial mortgage real estate investment trust (“REIT”) externally managed by Kohlberg Kravis Roberts & Co. Inc. (“KKR”), a global investment firm, where he oversaw all aspects of the REIT’s financial and organizational strategy involving capital raises, capital structure and financial and regulatory reporting. From January 2009 to August 2015, Mr. Miller served in a variety of roles with Fortress Investment Group LLC, a diversified global investment management firm, including Controller of New Residential Investment Corp., a REIT primarily focused on investing in residential mortgage related assets, and Vice President of Finance, where he led accounting, finance and treasury operations. Mr. Miller received a B.S.B.A in Accounting and Finance and a B.S. in Computer Information Science from the Ohio State University.

Giri Devanur, Chief Executive Officer of reAlpha, commented, “We are thrilled to welcome Brent Miller to the reAlpha team. His experience, particularly during his tenure at KKR, will be instrumental as we continue to execute our strategic vision and bring the reAlpha platform to market. Brent’s proven leadership in financial management and his deep understanding of the real estate investment landscape makes him the ideal person to help guide reAlpha’s financial strategy moving forward.”

Mr. Miller added, “I’m incredibly excited to join the reAlpha team. reAlpha’s innovative approach to overcoming affordability barriers to home ownership and simplifying real estate investment using AI technology is truly inspiring. I look forward to contributing to its continued growth and success.”

The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission (“SEC”) today disclosing Mr. Miller’s appointment and related compensation arrangement.

About reAlpha

reAlpha (previously called “Claire”), announced on April 24, 2024, is reAlpha’s generative AI-powered, commission-free, homebuying platform. The tagline: No fees. Just keys.TM – reflects reAlpha’s dedication to eliminating traditional barriers and making homebuying more accessible and transparent.

reAlpha’s introduction aligns with major shifts in the real estate sector after the NAR agreed to settle certain lawsuits upon being found to have violated antitrust laws, resulting in inflated fees paid to buy-side agents. This development is expected to result in the end of the standard six percent sales commission, which equates to approximately $100 billion in realtor fees paid annually. reAlpha offers a cost-free alternative for homebuyers by utilizing an AI-driven workflow that assists them through the homebuying process.

Homebuyers using reAlpha’s conversational interface will be able to interact with Claire, reAlpha’s AI buyer’s agent, to guide them through every step of their homebuying journey, from property search to closing the deal. By offering support 24/7, Claire is poised to make the homebuying process more efficient, enjoyable, and cost-efficient. Claire matches buyers with their dream homes using over 400 data attributes and provides insights into market trends and property values. Additionally, Claire can assist with questions, booking property tours, submitting offers, and negotiations.

Currently, reAlpha is under limited availability for homebuyers located in 20 counties in Florida, but reAlpha is actively seeking new MLS and brokerage licenses that will enable expansion into more U.S. states.

For more information, please visit www.reAlpha.com.

About reAlpha Tech Corp.

reAlpha Tech Corp. (Nasdaq: AIRE) is a real estate technology company developing an end-to-end commission-free homebuying platform. Utilizing the power of AI and an acquisition-led growth strategy, reAlpha’s goal is to offer a more affordable, streamlined experience for those on the journey to homeownership. For more information, visit www.reAlpha.com.

Forward-Looking Statements

The information in this press release includes “forward-looking statements”. Forward-looking statements include, among other things, statements about the NAR rule changes; the anticipated consequences of the NAR rule changes; statements about the reAlpha platform; reAlpha’s ability to anticipate the future needs of the short-term rental market; future trends in the real estate, technology and artificial intelligence industries, generally; and reAlpha’s future growth strategy and growth rate. In some cases, you can identify forward-looking statements by terminology such as “may”, “should”, “could”, “might”, “plan”, “possible”, “project”, “strive”, “budget”, “forecast”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology. Factors that may cause actual results to differ materially from current expectations include, but are not limited to: reAlpha’s limited operating history and that reAlpha has not yet fully developed its AI-based technologies; reAlpha’s ability to commercialize its developing AI-based technologies; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users; reAlpha’s ability to capitalize on the NAR rules change development to create more demand for its products and services, including the reAlpha platform; reAlpha’s ability to generate revenues through the reAlpha platform and services provided therein; reAlpha’s ability to acquire, collaborate with and/or partner with mortgage brokerage firms and home insurance providers, as well as other service providers to further enhance the reAlpha platform’s capabilities and services provided therein; reAlpha’s ability to generate revenue through its title services and any other services it may offer to reAlpha’s users in the future, both in mobile devices and online; the inability to maintain and strengthen reAlpha’s brand and reputation; the inability to accurately forecast demand for short-term rentals and AI-based real estate focused products; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth; the inability of reAlpha’s customers to pay for reAlpha’s services; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment; and other risks and uncertainties indicated in reAlpha’s SEC filings. Forward-looking statements are based on the opinions and estimates of management at the date the statements are made and are subject to a variety of risks and uncertainties and other factors that could cause actual events or results to differ materially from those anticipated in the forward-looking statements. Although reAlpha believes that the expectations reflected in the forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. reAlpha’s future results, level of activity, performance or achievements may differ materially from those contemplated, expressed or implied by the forward-looking statements, and there is no representation that the actual results achieved will be the same, in whole or in part, as those set out in the forward-looking statements. For more information about the factors that could cause such differences, please refer to reAlpha’s filings with the SEC. Readers are cautioned not to put undue reliance on forward-looking statements, and reAlpha does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Investor Relations Contact

investorrelations@realpha.com

Media

irlabs on behalf of reAlpha

Fatema Bhabrawala

fatema@irlabs.ca